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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 10 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 10, 1999, relating to the financial statements and financial highlights appearing in the December 31, 1998 Annual Report to Shareholders of The Fulcrum Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 28, 1999